UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.             )

Filed by Registrant	☒

Filed by Party other than Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

ADHERA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$_____ per share as determined under Rule 0-11 under the Exchange Act.

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

PROXY STATEMENT

Adhera Therapeutics, Inc.

8000 Innovation Parkway

Baton Rouge, LA 70820

(919) 518-3748

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 18, 2022

To the Stockholders of Adhera Therapeutics, Inc.:

We are pleased to invite you to attend our 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 10:00 am, Eastern Time on August 18, 2022. The Annual Meeting is being held to:

1. Elect four directors for a one-year term expiring at the next annual meeting of stockholders;

2. Ratify the selection of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2022;

3. Approve amendment(s) to our Certificate of Incorporation to effect one or more reverse stock splits of our issued and outstanding shares of common stock, par value $0.006 per share, at a ratio to be determined in the discretion of our Board of Directors within a range of one-for-two through one-for-200, provided that in no event shall such amendments collectively exceed a reverse stock split ratio of one-for-200 (individually or collectively, as applicable, the “Reverse Split”);

4. Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting; and

5. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on June 24, 2022 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held on August 18, 2022:

The Notice, Proxy Statement and 2021 Annual Report on Form 10-K, as amended, are available at www.proxyvote.com.

This year, our Annual Meeting will be accessible through the Internet. You can attend our Annual Meeting by visiting www.virtualshareholdermeeting.com/ATRX2022. The Annual Meeting will be conducted via live webcast. To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction form or Notice you previously received. We have adopted a virtual format for our Annual Meeting in lieu of an in person meeting. Additionally, we believe that a virtual meeting allows us to make participation accessible for stockholders from any geographic location with Internet connectivity.

Whether or not you expect to participate in the Annual Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today.

By the Order of the Board of Directors:

/s/ Andrew Kucharchuk
Andrew Kucharchuk
Chief Executive Officer

June 27, 2022

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PROXY STATEMENT

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PROXY STATEMENT

Adhera Therapeutics, Inc.

8000 Innovation Parkway

Baton Rouge, LA 70820

(919) 518-3748

2022 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This Proxy Statement is being made available to the holders of shares of the voting stock of Adhera Therapeutics, Inc., a Delaware corporation (“Adhera” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2022 Annual Meeting of Stockholders of Adhera (the “Annual Meeting”) to be held at 10:00 am, Eastern Time on August 18, 2022. The Annual Meeting will be a virtual meeting via live webcast over the Internet. You will be able to attend the Annual Meeting, vote your shares and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ATRX2022. The proxy materials are first being mailed to our stockholders on or about June 27, 2022.

Who is entitled to vote?

Our Board has fixed the close of business on June 24, 2022 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the record date, there were 62,835,407 shares of common stock, par value $0.006 per share, issued, outstanding and entitled to vote. This amount gives effect to recent conversions of our former Series E Convertible Preferred Stock and Series F Convertible Preferred Stock (the “Series F”) into a total of 48,902,167 shares of common stock, which assumes no former holders of such series of preferred stock beneficially own shares of common stock in street name which would cause a holder to be the beneficial owner of over 4.99% of our outstanding common stock after giving effect to the conversions. If that occurs as to any such holders, the number of shares of common stock outstanding and entitled to vote will be reduced accordingly. Additionally, the number does not include 3,559,997 shares of common stock underlying shares of Series F which were not issued because of the 4.99% beneficial ownership limitation applicable to two holders of the Series F, and as a result 356 shares of Series F remain outstanding. Each share of Adhera common stock represents one vote that may be voted on each matter that may come before the Annual Meeting.

As of the record date, Adhera had issued and outstanding 140 shares preferred stock that is entitled to vote, as follows: 100 shares of Series C Convertible Preferred Stock, (“Series C”) and 40 shares of Series D Convertible Preferred Stock, (“Series D”, and together with the Series C, the “Preferred Stock”). The holders of Preferred Stock are entitled to vote on all matters submitted to stockholders of the Company and are entitled to the number of votes for each share of Preferred Stock owned as of the record date equal to the number of shares of Common Stock into which such shares of Preferred Stock are convertible into at such time, subject to the limitation on the beneficial ownership set forth in the Certificates of Designation of Preferred Stock of 4.99% or 9.99%, to the extent the 4.99% limitation has been waived by the holder.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with American Stock Transfer & Trust Company, our transfer agent, you are the “record holder” of those shares. If you are a record holder, this Proxy Statement has been provided directly to you by Adhera.

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If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the meeting and how do I attend?

Record holders and beneficial owners may attend the Annual Meeting. This year the Annual Meeting will be held entirely online via live webcast.

Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	Visit www.virtualshareholdermeeting.com/ATRX2022 to access the live webcast;

●	Stockholders can vote electronically and submit questions online while attending the Annual Meeting; To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction Notice you previously received;

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available at www.virtualshareholdermeeting.com/ATRX2022.

Stockholders may vote electronically and submit questions online while attending the virtual Annual Meeting.

How do I vote?

If you are a stockholder of record, you may vote:

1.	By Internet. The website address for Internet voting is on your Notice.

2.	By phone. Call 1 (800) 690-6903 and follow the instructions on your Notice.

3.	By mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

4.	In person: Visit www.virtualshareholdermeeting.com/ATRX2022 to vote at the virtual Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

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If your shares are held in street name, you may vote:

1.	By Internet. The website address for Internet voting is on your voting instruction form provided by your bank, broker, or similar organization.

2.	By mail. Mark, date, sign and mail promptly the enclosed voting instruction form provided by your bank or broker.

3.	In person: Visit www.virtualshareholdermeeting.com/ATRX2022 to vote at the virtual Annual Meeting.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please be ready to demonstrate proof of your beneficial ownership as of the record date (such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership) and a legal proxy from your nominee authorizing you to vote your shares.

What constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when the holders of shares of voting stock representing a majority of the voting power of the outstanding shares of voting stock issued, outstanding and entitled to vote at a meeting of stockholders are represented in person or by proxy at such meeting. Shares owned by Adhera are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at this Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Adhera is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the person named as proxy may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What if I sign and return my proxy without making any selections?

If you are the stockholder of record, and you sign and return a proxy card without giving specific voting instructions, then your shares will be voted “FOR” Proposals 1, 2, 3, and 4. If other matters properly come before the Annual Meeting, the proxy holder will have the authority to vote your shares at his discretion.

How Many Votes are Needed for Each Proposal to Pass?

Proposals		Vote Required

1.	Election of directors;	Plurality
2.	Ratification of the selection of our independent registered public accounting firm	Majority of the voting power present and entitled to vote on the matter
3.	Approval of amendment(s) to the Certificate of Incorporation to Effect the Reverse Split	Majority of outstanding voting power entitled to vote on the matter
4.	Adjournment of the Annual Meeting	Majority of the voting power present and entitled to vote on the matter

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Election of Directors. In order to be elected to the Board, each nominee must receive a plurality of the votes cast. This means that the four director nominees who receive the highest number of votes “FOR” their election are elected.

Ratification of the Independent Registered Public Accounting Firm. The affirmative vote of a majority of the voting power present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required for the ratification of the selection of the independent registered public accounting firm.

Approval of Amendment(s) to the Certificate of Incorporation to Effect the Reverse Split. The affirmative vote of a majority of outstanding voting power entitled to vote on the matter is required to approve the amendment(s) to the Certificate of Incorporation to effect the Reverse Split.

Adjournment of the Annual Meeting. The affirmative vote of a majority of the voting power present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required to approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

What are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. On Proposals 2, 3, and 4 you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the proxy card or your voting instruction form.

How are abstentions treated?

Proposals		Effect of Abstentions on the Proposal

1.	Election of directors	Not applicable
2.	Ratification of the selection of our independent registered public accounting firm	Against
3.	Approval of amendment(s) to the Certificate of Incorporation to effect the Reverse Split	Against
4.	Adjournment of the Annual Meeting	Against

Abstentions will have the same effect as a vote “AGAINST” Proposals 2, 3, and 4. Withheld votes will not have any effect on Proposal 1.

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What if I am a beneficial owner and I do not give the nominee voting instructions?

If your shares are held in street name, you must instruct the organization that holds your shares how to vote. Such organization is bound by the rules of the New York Stock Exchange, or NYSE, regarding whether or not it can exercise discretionary voting power for any particular proposal in the absence of voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares or when a broker for its own internal reasons elects not to vote uninstructed shares. Broker non-votes are included in the calculation of the number of votes deemed present at the meeting for purposes of determining the presence of a quorum.

The table below sets forth, for each proposal, whether a nominee organization can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal		Broker Discretionary Vote Allowed	Impact of Broker Non- Vote*

1.	Election of directors	No	None
2.	Ratification of the selection of our independent registered public accounting firm	Yes	N/A
3.	Approval of amendment(s) to the Certificate of Incorporation to effect the Reverse Split	Yes	N/A
4.	Adjournment of the Annual Meeting	Yes	N/A

*If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. Proposals 2, 3, and 4 are considered “routine” proposals, while Proposal 1 is considered a “non-routine” proposal. As a result, if you do not provide voting instructions to your nominee organization, your shares will not be voted on Proposal 1. Broker non-votes do not count as a vote “FOR” or “AGAINST” Proposal 1, and accordingly will have no impact on the outcome of that Proposal. For Proposals 2, 3, and 4, while broker discretionary voting in favor of management’s proposals is permitted under NYSE Rules, an increasing number of brokers and similar organizations which hold shares in street name have elected to either refrain from discretionary voting or engage in a form of proportionate voting such as voting shares in a manner consistent with all other votes cast at the meeting. As a result, while broker discretionary voting could result in a vote “FOR” Proposals 2, 3, and 4 for some or all instances in which a beneficial stockholder declines to provide instructions for voting his, her or its shares, we cannot predict what the ultimate outcome will be as it depends on the organization which has custody of the shares in each such case.

Is My Proxy Revocable?

If you are a stockholder of record, you may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice of revocation to the Corporate Secretary of Adhera bearing a later date than your proxy, by executing and delivering to the Corporate Secretary of Adhera a proxy card dated after the date of your proxy, or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Adhera Therapeutics, Inc., 8000 Innovation Parkway, Baton Rouge, LA 70820.

If your shares are held in street name, you may change your vote by following your nominee’s procedures for revoking your proxy or changing your vote.

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Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Adhera. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the person named as proxy holder, Mr. Andrew Kucharchuk, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the person named as proxy holder will vote your shares “FOR” such other candidate or candidates as may be properly nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of the printed proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of the proxy materials, or if you hold Adhera stock in more than one account, and in either case you wish to receive only one copy of each of these documents for your household, please contact our Corporate Secretary at: 8000 Innovation Parkway, Baton Rouge, LA 70820.

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If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to the Company’s stockholders with any of the proposals brought before the Annual Meeting.

Can a Stockholder Present a Proposal To Be Considered At the 2023 Annual Meeting?

If you wish to submit a proposal to be considered at the 2023 annual meeting of stockholders (the “Next Annual Meeting”), the following is required:

●	For a stockholder proposal to be considered for inclusion in Adhera’s Proxy Statement and proxy card for the Next Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) our Corporate Secretary must receive the written proposal no later than February 27, 2023, which is 120 calendar days prior to the anniversary date Adhera’s Proxy Statement was released to the stockholders in connection with the Annual Meeting. Such proposals also must comply with the Securities and Exchange Commission (the “SEC”) regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored materials.

●	Our Bylaws include advance notice provisions that require stockholders desiring to recommend or nominate individuals for election to the Board or who wish to present a proposal at the Next Annual Meeting to do so in accordance with the terms of the advance notice provisions. For a stockholder proposal or a nomination that is not intended to be included in Adhera’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal not less than 75 days nor more than 120 days prior to the anniversary date of this Annual Meeting; provided, however, that in the event the Next Annual Meeting is scheduled to be held on a date more than 30 days before the anniversary date of this Annual Meeting or more than 60 days after such anniversary date, a stockholder’s notice shall be timely if delivered to, or mailed to and received by, the Company not later than the close of business on the later of (i) the 75th day prior to the scheduled date of the Next Annual Meeting, or (ii) the 15th day following the day on which public announcement of the date of the Next Annual Meeting is first made by the Company. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to our Corporate Secretary at 8000 Innovation Parkway, Baton Rouge, LA 70820.

We reserve the right to amend our Bylaws and any change will apply to the Next Annual Meeting unless otherwise specified in such amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election of directors, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

The Board Recommends that Stockholders Vote “FOR” Proposals 1, 2, 3, and 4.

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PROPOSAL 1. ELECTION OF DIRECTORS

Pursuant to the authority granted to our Board of Directors (the “Board”) under our Bylaws, the Board has fixed the number of directors constituting the entire Board at four. The Board currently consists of four directors.

Our Board has nominated the four individuals named below currently serving as directors of the Company to be elected as directors at the Annual Meeting, each to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

The Board recommends a vote “For” the election of all of the director nominees.

NOMINEES FOR DIRECTOR

The following table sets forth information provided by the nominees as of the record date. All of the nominees are currently serving as directors of Adhera. All of the nominees have consented to serve if elected by our stockholders. There are no family relationships among our directors and executive officers.

Name	Age	Position
Trond Waerness	54	Chairman of the Board
Andrew Kucharchuk	41	Vice Chairman of the Board
Charles Rice	56	Director
Zahed Subhan	64	Director

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Director Nominees Biographies

Trond K. Waerness – Mr. Waerness has served as a director of the Company since April 2021. Since 2016, Mr. Waerness has either founded or co-founded three pharmaceutical services companies including Atna Consulting Services where he has served as President since June 2017.

We believe that Mr. Waerness’ experience in various roles of pharmaceutical commercialization makes him a valuable asset to our Board.

Andrew Kucharchuk – Mr. Kucharchuk has served on our Board and as Chief Executive Officer since July 7, 2020. He has also served on the Board of Directors of Theralink Technologies, Inc. (“Theralink”) since 2020 after previously serving in such role from September 2015 to March 2017. Previously, he served as President and Chief Financial Officer of Theralink from February 2016 until June 2020, and as Chief Executive Officer of Theralink from November 2019 until June 2020. Mr. Kucharchuk has also served as Acting Chief Financial Officer of Theralink from June 2020 to September 2020.

We believe that Mr. Kucharchuk’s prior executive experience in the pharmaceutical industry, as well as his financial background, make him a valuable asset to our Board.

Charles L. Rice – Mr. Rice has served as a director since July 10, 2020. He also served as a member of the Board of Directors of Theralink from November 2015 until June 2020. He is also the President of Entergy New Orleans, Inc. (“Entergy”), an electric and gas utility company, where he has served since 2010.

We believe that Mr. Rice’s prior management and governance experience makes him a valuable asset to our Board.

Zahed Subhan – Mr. Subhan has served as a director of the Company since November 2021. He was appointed as the Company’s Chief Scientific Officer on June 17, 2022. He has served as the Chief Executive Officer and director of Aestas Pharma Inc. since 2015. Mr. Subhan has also been a director of Eppin Pharma Inc. (“Eppin”) since 2013, and the Chief Executive Officer of Eppin from 2013 to 2018.

We believe that Mr. Subhan’s extensive experience in the pharmaceutical and biotechnology industries makes him a valuable asset to our Board.

EXECUTIVE OFFICERS

Name	Age	Position
Andrew Kucharchuk	41	Chief Executive Officer
Zahed Subhan	64	Chief Scientific Officer

See “Director Biographies” above for each executive officer’s biographical information.

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CORPORATE GOVERNANCE

Board Meetings

Our Board held a total of seven meetings during 2021. We have no formal policy regarding attendance by directors or officers at our stockholders’ meetings. All of the directors attended over 75% of the applicable Board meetings held in 2021.

Director Independence

The Board utilizes the Nasdaq Stock Market’s (“Nasdaq”) standards for determining the independence of its members. In applying these standards, the Board considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board has determined that with the exception of Messrs. Kucharchuk and Subhan, each of our directors is independent directors within the meaning of the Nasdaq independence standards. In making this independence determination, the Board did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors.

Audit Committee

Due to our financial and operational condition, and the size of our Board, we do not have any separate committees of the Board, and the entire Board functions as the Audit Committee. See “Audit Committee Report.”

The Board has determined that the Company does not have an Audit Committee Financial Expert, as that term is defined in Item 407(d) of Regulation S-K, due to its lack of a separate Audit Committee, small size and limited resources.

Board Diversity

While we do not have a formal policy on diversity, our Board, as part of its review of potential director candidates, considers each candidate’s character, judgment, skill set, background, reputation, type and length of business experience, personal attributes, and a particular candidate’s contribution to that mix. While no particular criteria are assigned specific weights, the Board believes that the backgrounds and qualifications of our directors, as a group, should provide a composite mix of experience, knowledge, backgrounds and abilities that will allow our Board to be effective, collegial and responsive to the nature of our business and our needs, and satisfy the requirements of applicable the rules and regulations, including the rules and regulations of the SEC.

Board Leadership Structure

While our Board has no fixed policy with respect to combining or separating the offices of Chairman of the Board and Chief Executive Officer, those positions are presently held by separate individuals. We believe that this Board leadership structure is the most appropriate for the Company at this time because it allows for sufficient Board oversight of the business and supervision of our Chief Executive Officer, while still providing sufficient autonomy to our management team to oversee day-to-day operations of the Company. Further, the current separation of the roles allows the Chief Executive Officer to focus his time and energy on operating and managing the Company while also enabling our Company to benefit from leveraging the experience and perspectives of the Chairman against that of the Company’s senior management.

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Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect Adhera. This oversight is conducted primarily through the Board for general oversight of risks. The Board considers and reviews with management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. The Board is involved in oversight and administration of risk and risk management practices. Members of our management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Board directly thereto. Our management has an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Our sole executive officer is a member of the Board.

The Board actively interfaces with management on seeking solutions to any perceived risk.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our executive officers, and to members of our Board. Our Code of Business Conduct and Ethics is filed as Exhibit 10.18 to the Amendment to our Annual Report on Form 10-K for the year ended December 31, 2021 filed on April 29, 2022. Printed copies are available upon request without charge by contacting us at our corporate headquarters at 8000 Innovation Parkway, Baton Rouge, LA 70820 Attention: Corporate Secretary. Any amendment to or waiver of the Code of Business Conduct and Ethics will be disclosed on our website promptly following the date of such amendment or waiver.

Hedging

Under the Company’s Insider Trading Policy, all officers, directors and certain identified employees are prohibited from engaging in hedging transactions.

Stockholder Communications

Although we do not have a formal policy regarding communications with our Board, stockholders may communicate with the Board by writing to the Corporate Secretary of Adhera Therapeutics, Inc. at 8000 Innovation Parkway, Baton Rouge, LA 70820, or by email at: akucharchuk@adherathera.com. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during the year ended December 31, 2021, except the Form 3 for Zahed Subhan, director, the Form 3 for Charles Rice, director, and the Form 3 for Trond Waerness, director, which were not timely filed. None of our directors are owners of our common stock or other equity securities.

Involvement in Certain Legal Proceedings

From time-to-time, we may become a party to litigation and subject to claims incident to the ordinary course of our business. Although the results of such litigation and claims in the ordinary course of business cannot be predicted with certainty, we believe that due to our lack of capital any litigation will have a material adverse effect on our business, results of operations or financial condition. In addition, litigation can have an adverse impact on us because of defense costs, diversion of management resources and other factors.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Approval for Related Party Transactions

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related-person transactions. Our Code of Business Conduct and Ethics requires that all employees, including officers and directors, disclose to the Chief Executive Officer the nature of any company business that is conducted with any related party of such employee, officer or director (including any immediate family member of such employee, officer or director, and any entity owned or controlled by such persons). If the transaction involves an officer or director of our Company, the Chief Executive Officer must bring the transaction to the attention of the Board, which must review and approve the transaction in writing in advance. In reviewing such transactions the Board considers the relevant available facts and circumstances.

Related Party Transactions

Since January 1, 2020, other than as disclosed below, there have been no transactions in which the Company was a participant and in which any director or executive officer of the Company, any known 5% or greater stockholder of the Company or any immediate family member of any of the foregoing persons, had a direct or indirect material interest as defined in Item 404(a) of Regulation S-K. As permitted by the SEC rules, discussion of employment relationships or transactions involving the Company’s executive officers and directors, and compensation solely resulting from such employment relationships or transactions, or service as a director of the Company, as the case may be, has been omitted to the extent disclosed in the Executive Compensation or the Director Compensation sections of this Proxy Statement, as applicable.

Licensing Agreement – MLR 1023

On August 24, 2021, the Company as licensee entered into an exclusive license agreement with Melior Pharmaceuticals I, Inc. (“Melior”) for the development, commercialization and exclusive license of Melior’s MLR-1023(the “Melior Agreement”). MLR-1023 is being developed as a novel therapeutic for Type 1 diabetes. Under the Melior Agreement, the Company was granted an exclusive license to use the Melior patents and know-how related to MLR-1023 to develop products in consideration for cash payments up to approximately $21.8 million upon meeting certain performance milestones, as well as a tiered royalty of 8-12% of gross sales. Under the original terms of the Melior Agreement, if the Company failed to raise $4 million within 120 days of the effective date then the license would immediately terminate unless, by 120 days Adhera was in the process of completing transactions to complete the fundraising then an additional 30 days would be provided to allow for the completion of the raise. On October 20, 2021, the Company expanded the Melior Agreement to include two additional clinical indications for Non-Alcoholic Steatohepatitis (NASH) and pulmonary inflammation. On November 17, 2021, Melior extended the Company’s timeline under the Melior Agreement from 120 days to 180 days from the effective of the Melior Agreement for the Company to raise $4 million unless, by 180 days Adhera is in the process of completing transactions to complete the fundraising then an additional 30 days shall be provided to allow for the completion of required fundraising. On February 16, 2022, an addendum to the Melior Agreement dated August 4, 2021, was executed by the Company and Melior, extending the requirement by the Company to raise $4 million to June 16, 2022. As of the date of the mailing of this Proxy Statement, no performance milestones had been met under the Melior Agreement. Zahed Subhan, a director of the Company since November 2021, is Chief Scientific Officer of Melior and a developer of MLR-1023. On June 17, 2022 with the appointment of Mr. Zubhan as Chief Scientific Officer of the Company, the President of Melior sent a promising email that they would agree to another extension with fair milestones.

Chief Scientific Officer Employment Agreement

Pursuant to the amendment to the Melior Agreement described above, the Company was required to hire a Chief Scientific Officer by June 16, 2022. On June 17, 2022, the Board approved and authorized the Company’s hiring of Zahed Subhan, a director of the Company, as the Company’s Chief Scientific Officer. In connection with his appointment, the Company entered into an Employment Agreement with Mr. Subhan under which Mr. Subhan is entitled to a base salary of $300,000 and will also be eligible to receive an annual incentive bonus if certain performance milestones and criteria mutually agreed by Mr. Subhan and the Board are met. The Employment Agreement provides that Mr. Subhan’s employment is at will, but if his employment is terminated without cause by the Company or for good reason by Mr. Subhan, Mr. Subhan will be entitled to severance payments as follows: (a) if the termination is within the first six months of his employment, an amount equal to three-fourths of his annual base salary, or nine months’ severance, and (b) if such termination is after the first six months of his employment, an amount equal to his annual base salary, or twelve months’ severance; plus the continuation of certain benefits for the applicable severance period. The term “cause” is defined as gross negligence, willful misconduct or embezzlement in the course of Mr. Subhan’s employment or service, and the phrase “good reason” is defined as (a) a material reduction or diminution in position, duties or responsibilities, (b) a material reduction in base salary or benefits, (c) the failure of any successor entity to assume and honor the material terms and conditions of the Employment Agreement, or (d) the Company violates a material term or condition of the Employment Agreement.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of our common stock as of the record date beneficially owned by: (i) each current director of our Company; (ii) our sole executive officer (named executive officer); (iii) all current executive officers and directors of our Company as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock.

To our knowledge, except as indicated in the footnotes to the following table, and subject to state community property laws where applicable, all beneficial owners named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each person in the table below is c/o Adhera Therapeutics, Inc., 8000 Innovation Parkway, Baton Rouge, LA 70820.

Beneficial Owner	Amount of Common Stock Beneficially Owned and Nature of Beneficial Owner (1)		Percent of Class (1)
Officers and Directors:
Andrew Kucharchuk	-		0%
Charles Rice	-		0%
Trond Waerness	-		0%
Zahed Subhan	-		0%

5% Stockholders:
Vuong Trieu, Ph.D.	11,794,646	(2)	17.69%
Autotelic Inc.	5,642,226	(3)	8.61%

* Less than 1%.

(1)	Applicable percentages are based on 62,835,407 shares of common stock outstanding as of the record date, including shares not yet issued which are issuable pursuant to conversions of the Company’s former Series E Convertible Preferred Stock and the Series F, and excluding securities held by or for the account of the Company. This amount gives effect to recent conversions of our former Series E Convertible Preferred Stock and the Series F into a total of 48,902,167 shares of common stock, which assumes no former holders of such series of preferred stock beneficially own shares of common stock in street name which would cause a holder to be the beneficial owner of over 4.99% of our outstanding common stock after giving effect to the conversions. If that occurs as to any such holders, the number of shares of common stock outstanding will be reduced accordingly. Additionally, the number does not include 3,559,997 shares of common stock underlying shares of Series F which were not issued because of the 4.99% beneficial ownership limitation applicable to two holders of the Series F, and as a result 356 shares of Series F remain outstanding. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days after the date of determination, whether upon the exercise of options, warrants or conversion of notes. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.
(2)	Dr. Trieu previously served as an executive officer and as a director of our Company. Includes 2,312,356 shares held by Autotelic LLC, entity of which Dr. Trieu serves as an executive officer, 86,207 shares held by LipoMedics Inc., an entity of which Dr. Trieu serves as Chairman of the Board and as an executive officer, and the shares of common stock held or beneficially owned by Autotelic Inc., an entity of which Dr. Trieu serves as Chairman of the Board. Also includes warrants to purchase 1,135,425 shares of common stock held by Dr. Trieu. Information based on a Schedule 13D/A filed with the SEC on April 27, 2018.
(3)	Address is 940 South Coast Drive, Suite 100, Costa Mesa, CA 92626. Represents 2,935,261 shares of common stock and warrants to purchase 2,706,965 shares of common stock which are subject to a 9.99% beneficial ownership limitation. Dr. Vuong Trieu is the Chief Executive Officer of the entity. Information based on a Schedule 13D/A filed with the SEC on April 27, 2018.

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PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has selected Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the year ending December 31, 2022 and our Board recommends that stockholders vote in favor of the ratification of such selection. Salberg has been engaged as our independent registered public accounting firm since April 28, 2021.

The selection of Adhera’s independent registered public accounting firm is not required to be submitted to a vote of the Company’s stockholders. However, Adhera is submitting this matter to its stockholders for ratification as a matter of good corporate governance. Even if the selection is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during 2022 if they determine that such a change would be in the best interests of Adhera and its stockholders. If the selection is not ratified, the Board will consider its options.

On April 28, 2021, the Board approved the dismissal of Baker Tilly USA, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm and approved the appointment of Salberg as its replacement beginning with the fiscal year ended December 31, 2021.

The reports of Baker Tilly on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 and December 31, 2019 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s accumulated deficit, negative cash flows from operations, loss from operations and negative working capital for the fiscal years ended December 31, 2020 and as of December 31, 2019. During the fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through April 28, 2021, the effective date of Baker Tilly’s dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Baker Tilly would have caused Baker Tilly to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

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Audit Committee Report

Due to our financial and operational condition, and the size of our Board, the entire Board functions as the Audit Committee, and oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. The Board is responsible for selecting and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. Because we do not have a separate Audit Committee of the Board, we do not have an audit committee charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Board has:

●	reviewed and discussed the audited financial statements with management;

●	discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 1301;

●	received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Board concerning independence, and has discussed its independence with Adhera; and

●	in reliance on the review and discussions referred to above, the Board agreed that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

This report is submitted by the Board.

Trond K. Waerness, Chairman

Charles L. Rice

Andrew Kucharchuk

Zahid Subhan

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The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Adhera files with the SEC.

It is not the duty of the Board to determine that Adhera’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Adhera’s independent registered public accounting firm. In carrying out the foregoing responsibilities, the Board has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles; and (2) the report of Adhera’s independent registered public accounting firm with respect to such financial statements.

Board’s Pre-Approval Policies and Procedures

Our Board reviews and approves audit and permissible non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services. In its review of non-audit service and its appointment of our independent registered public accounting firm, the Board considers and considered whether the provision of such services was compatible with maintaining independence. All of the services provided and fees charged by our independent registered public accounting firm in 2021 and 2020 were approved by the Board in accordance with its pre-approval policy.

Principal Accounting Fees

As of December 31, 2021, the Company owed Baker Tilly approximately $26,000 for audit fees incurred prior to the dismissal. The following table sets forth the fees billed to the Company for professional services rendered by Salberg for the years ended December 31, 2021 and 2020:

Services	2021($)*	2020($)*
Audit Fees (1)	$65,000	$-
Audit-Related fees (2)	-	-
Tax fees (3)	-	-
Total fees	$65,000	$-

*Does not include amounts billed to us by Baker Tilly, our former principal accountant, during the applicable period.

(1)	Audit Fees – These consisted of the aggregate fees for professional services rendered in connection with (i) the audit of our annual financial statements, (ii) the review of the financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2021 and (iv) services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees – These consisted principally of the aggregate fees related to audits that are not included Audit Fees.

(3)	Tax Fees – These consist of professional services rendered in connection with tax compliance, tax planning and federal and state tax returns for the years ended December 31, 2021 and December 31, 2020.

A representative of Salberg is not expected to be present at the Annual Meeting.

The Board recommends a vote “FOR” this Proposal 2.

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PROPOSAL 3. APPROVAL OF AMENDMENT(S) TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE SPLIT

Our Board has adopted and submitted for stockholder approval one or more amendments to our Certificate of Incorporation to effect the Reverse Split of all outstanding shares of our common stock, at a ratio to be determined by the Board in the range of one-for- two through one-for-200. At the Board’s discretion, the Company may affect multiple amendments to the Certificate of Incorporation to effect multiple reverse stock splits, if it’s deemed in the Company’s best interest, however the ultimate effect of the multiple reverse stock splits will not be in excess of a collective ratio of one-for-200. If approved, our Board will have the sole discretion to determine the ratio(s) within the approved range at which the Reverse Split will be effected, subject to the one-for-200 maximum aggregate ratio. Our Board believes that approval of a proposal granting this discretion to the Board, rather than approval of an immediate and/or single reverse stock split at one specified ratio, will provide the Board with maximum flexibility to react to current market conditions and other factors it deems appropriate and to therefore achieve the purposes of the Reverse Split, and to act in the best interests of Adhera and our stockholders.

The Reverse Split has been proposed for approval at the Annual Meeting to increase the Company’s authorized but unissued shares of common stock in order to enable the Company to effect potential future issuances under outstanding derivative securities which are convertible into or exercisable or exchangeable for, shares of the Company’s common stock. Under its Certificate of Incorporation, the Company is currently authorized to issue up to 180,000,000 shares of common stock and 100,000 shares of Preferred Stock. As of the close of business on the record date, there were 62,835,407 shares of Common Stock issued and outstanding and 496 shares of preferred stock issued and outstanding which are convertible into a total of 3,676,664 shares of common stock. There are also 54,241,522 shares of common stock reserved for issuance pursuant to (i) outstanding stock options, (ii) outstanding warrants, and (iii) outstanding convertible notes. This includes shares of common stock issuable upon exercise of 5.5 year warrants to purchase a total of 22,222,218 shares of common stock at an exercise price of $0.04 per share, which were issued by the Company together with a total of $2.2 million of secured promissory notes in an exempt offering which closed on May 11, 2022. These notes, which subject to prior repayment mature in February 2023. Under the Securities Purchase Agreement for this recent financing, we are required to maintain a reserve of 88,888,872 shares, beginning on September 11, 2022 which is the four-month anniversary of the closing date.

Because we are only authorized to issue 180,000,000 shares of common stock, and 62,835,407 shares are currently outstanding, the result of the outstanding derivative securities and reserve requirements described above is that the Company’s capitalization, on a fully-diluted basis (meaning giving effect to all outstanding securities convertible or exercisable into, or exchangeable for, common stock), is greater than the number of shares that are authorized by our Certificate of Incorporation by 47,542,584 shares as of the record date. The principal purpose of the Reverse Split, which will affect both outstanding common stock and outstanding derivative securities proportionately, is to enable the Company to comply with its outstanding derivative securities and reserve requirements. If we are unable to do so by effecting the Reverse Split, we will be in default under our outstanding convertible notes, which will result in an accelerated due date and the application of increased default interest rates, and may also result in the note holders seeking to liquidate our assets to satisfy those obligations, which in turn could force us to seek bankruptcy protection.

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Given the above outstanding securities and agreements to which the Company is subject, the Board believes it to be in the best interest of the Company to increase the number of shares of common stock the Company is authorized to issue in order to enable the Company to comply with its contractual obligations while also giving the Company greater flexibility in addressing its future general corporate needs, including, but not limited to, the offer and sale of common stock in one or more registered public offerings, the grant of awards under equity incentive plans, and issuance of shares of capital stock in strategic transactions or to raise capital. The Board believes that additional authorized shares of capital stock which would result from the Reverse Split will also enable the Company to take timely advantage of market conditions and favorable acquisition opportunities that may become available to the Company. Subject to reserve requirements under outstanding derivative securities, the authorized but unissued shares of common stock will be issued at the direction of the Board, without stockholder approval unless required by applicable law or regulation.

Finally, the Reverse Split could assist the Company in meeting the initial listing requirements of a national securities exchange such as the NYSE American or Nasdaq, which among other things require that the closing price of the Company’s common stock be above a specified value. For example, the NYSE American requires a minimum bid price of $3.00 per share, and the Nasdaq Capital Market requires a minimum bid price of $4.00 per share for an initial listing. On May 23, 2022, The Company’s closing price on the OTCQB was $0.057 per share. An effect of the Reverse Split will be to increase the closing price of the Company’s common stock as of the date it becomes effective, although that increase may not be maintained. The Company intends to take steps towards this goal in the next several months in the hopes of having its common stock listed on the NYSE American or another national securities exchange. If successful, such an uplisting would enable the Company to more easily access the capital markets and raise funding necessary to meet its business objectives. However, while allowing for multiple amendments to adjust the aggregate ratio used for the Reverse Split may increase the likelihood of achieving the desired closing price to some extent in connection with a potential uplisting, no assurance can be given that, if approved, the Reverse Split or other actions taken by the Company will be sufficient to achieve these goals. See the Risk Factors below for more information of the risks and uncertainties inherent in the Reverse Split and the objectives we are seeking to achieve thereby.

To effect the Reverse Split, our Board would authorize our management to file one or more Certificates of Amendment to our Certificate of Incorporation with the Delaware Secretary of State. The number of issued and outstanding shares of our common stock (as well as common stock underlying derivative securities such as options and warrants) would be reduced in accordance with the ratio(s) selected by the Board for the Reverse Split, not exceed the aggregate ratio of one-for-200. The par value of our common stock would remain unchanged, however the number of authorized and unissued shares of our common stock would increase as a result of the Reverse Split. If approved by our stockholders, our Board may nonetheless elect not to implement the Reverse Split at its sole discretion. The proposed form of amendment to our Certificate of Incorporation to implement the Reverse Split is attached to this Proxy Statement as Annex A.

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For more information on the risks inherent in the Reverse Split, see below under the heading “Certain Risks Associated with the Reverse Split.” For additional information about the risks we and our investors face with respect to our common stock, business and other matters, see “Item 1A. - Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, a copy of which has been mailed with this Proxy Statement to our stockholders of record as of the record date.

Certain Risks Associated with the Reverse Split

If the Reverse Split does not result in a proportionate increase in the price of our common stock, we may be unable to meet the listing requirements of a national securities exchange.

We expect that if approved the Reverse Split will increase the market price of our common stock, which may help us with our listing application to have our common stock listed on a national securities exchange such as The Nasdaq Stock Market or the NYSE American in the future. However, the effect of the Reverse Split on the market price of our common stock cannot be predicted with certainty, and the results of reverse stock splits by companies under similar circumstances have varied. It is possible that the market price of our common stock following the Reverse Split will not increase sufficiently for us to meet the listing requirements of a national securities exchange in the near term or at all, particularly given the maximum collective ratio of one-for-200 which cannot be exceeded even if the Board decides to implement the Reverse Split through multiple amendments to our Certificate of Incorporation. If we are unable meet the minimum bid price requirement or other requirements of a national securities exchange we may seek to apply for listing on in the future, we may be unable to list our common stock on a national securities exchange. This could have a material adverse effect on our liquidity and an investment in us, and impose additional hardships on investors seeking to sell our common stock.

The Reverse Split may decrease the liquidity of our common stock.

The liquidity of our common stock may be adversely affected by the Reverse Split given the reduced number of shares that will be outstanding following the Reverse Split, especially if the market price of our common stock does not sufficiently increase as a result of the Reverse Split. In addition, by reducing the number of shares held by each stockholder, the Reverse Split may create the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

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The increased market price of our common stock resulting from the Reverse Split may not attract new investors, including institutional investors, and may not satisfy the investing guidelines of those investors, and consequently, the liquidity of our common stock may not improve.

Although we believe that a higher market price may help generate greater or broader investor interest in our common stock, there can be no assurance that the Reverse Split will result in a per-share price increase sufficient to attract new investors, including institutional investors. Additionally, there can be no assurance that the market price of our common stock will satisfy the investing guidelines of those investors. As a result, the trading liquidity of our common stock may not necessarily improve following the Reverse Split.

Principal Effects of the Reverse Split

The Reverse Split, if implemented, will have the following principal effects:

●	the number of shares of our common stock held by individual stockholders will decrease based on the ultimate ratio used for the Reverse Split; and

●	the number of shares of common stock issuable upon exercise of outstanding stock options and warrants or conversion of outstanding convertible securities (if any) and the exercise price of such outstanding options and warrants and the conversion price of such outstanding convertible securities (if any), will be proportionately adjusted in accordance with their respective terms based on the ultimate ratio at which the Reverse Split is effected.

Shares of common stock after the Reverse Split will be fully paid and non-assessable. The amendment(s) will not change any of the other terms of our common stock. Following the Reverse Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of common stock prior to the Reverse Split. Following the Reverse Split, we will continue to be subject to the reporting requirements of the Exchange Act.

Because the authorized common stock will not be reduced at the same ratio as the Reverse Split ratio, the Reverse Split will have an overall effect of increasing the authorized but unissued shares of common stock. These shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock.

Fractional Shares and Round Lots

No fractional shares will be issued as the result of the Reverse Split. We will round up any fractional shares resulting from the Reverse Split to the nearest whole share.

Further, if any holder of at least 100 shares of common stock immediately prior to the Reverse Split would otherwise become the holder of less than 100 shares of common stock as a result of the Reverse Split, such holder will instead become the holder of 100 shares of common stock as a result of the Reverse Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of common stock following the proposed Reverse Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

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Procedure for Implementing the Reverse Split

The Reverse Split would become effective upon the filing with the Delaware Secretary of State of the final Certificate of Amendment to Certificate of Incorporation as of the time of filing or such other time set forth in such Certificate of Amendment, as determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. However, if the Reverse Split is implemented using more than one amendment, any amendment filed with Delaware prior to the final amendment for the Reverse Split will proportionately affect the outstanding common stock and derivative securities based on the ratio set forth in such amendment at the time of its filing, unless otherwise specified therein. For example, if the Board initially approves a ratio of one-for-80 and the Company files an amendment at that ratio, then unless otherwise specified in such amendment, that ratio will affect the Company’s outstanding securities accordingly effective at the time of its filing with Delaware, and any subsequent amendment at a higher ratio within the aggregate prescribed range will become effective at the time of such subsequent amendment’s filing with Delaware unless otherwise specified in that amendment. The effective time of any such amendment filing with Delaware in connection with the Reverse Split, as applicable, is referred to in this Proxy Statement as an “Effective Time.”

Additionally, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split if, at any time prior to the filing of the first Certificate of Amendment in connection with the Reverse Split, the Board, in its sole discretion, determines that it is no longer in the best interest of the Company and the stockholders to effect the Reverse Split. Beginning at any Effective Time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Split.

After any Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, used to identify our equity securities. Stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

Effect on Beneficial Owners of Common Stock

Upon each Effective Time of a Certificate of Amendment that the Company files in connection with the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names with American Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”). Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures for processing the Reverse Split. Stockholders who hold our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Effect on Registered “Book-Entry” Holders of Common Stock

Certain registered holders of our common stock may hold some or all of their shares electronically in book-entry form with the Transfer Agent. These stockholders do not have stock certificates evidencing their common stock ownership. Such stockholders are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the Transfer Agent will not need to take action. The Reverse Split will automatically be reflected in the Transfer Agent’s records and on their next statement effective upon each applicable Certificate of Amendment filed with Delaware.

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Exchange of Stock Certificates

We expect that the Transfer Agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., stockholders who hold their shares directly in their own name and not through a broker) in connection with the Reverse Split. As soon as practicable after each applicable Effective Time of an amendment filed in connection with the Reverse Split, registered holders of certificated pre-Reverse Split shares may be asked to surrender to the Transfer Agent certificates representing pre-Reverse Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new stock certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Transfer Agent.

For street name holders of pre-Reverse Split shares (i.e., stockholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following each applicable Effective Time.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Certain Federal Income Tax Consequences

Each stockholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your particular situation.

The following discussion of the material U.S. federal income tax consequences of the Reverse Split is based on the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements and judicial decisions now in effect. Those legal authorities are subject to change at any time by legislative, judicial or administrative action, possibly with retroactive effect to the Reverse Split. No ruling from the IRS with respect to the matters discussed below has been requested, and there is no assurance that the IRS or a court would agree with the conclusions set forth in this discussion. The following discussion assumes that the pre-split shares of common stock were, and post-split shares will be, held as “capital assets” as defined in the Code. This discussion may not address certain U.S. federal income tax consequences that may be relevant to particular stockholders in light of their specific circumstances or to certain types of stockholders (like dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the U.S. federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

We will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split.

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A stockholder will not recognize gain or loss for U.S. federal income tax purposes on the exchange of pre-Reverse Split shares of our common stock for post-Reverse Split shares of our common stock in the Reverse Split. A stockholder’s aggregate tax basis in the post-Reverse Split shares of our common stock the stockholder receives in the Reverse Split will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Split shares of our common stock the stockholder surrenders in exchange therefor. A stockholder’s holding period for the post-Reverse Split shares of our common stock the stockholder receives in the Reverse Split will include the stockholder’s holding period for the pre-Reverse Split shares of our common stock the stockholder surrenders in exchange therefor. Stockholders who have different bases or holding periods for pre-Reverse Split shares of our common stock should consult their tax advisors regarding their bases or holding periods in their post-Reverse Split common stock.

Anti-Takeover Effects of the Reverse Split

The effective increase in our authorized and unissued shares of common stock resulting from the Reverse Split could potentially be used by our Board to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Split could make it more difficult to accomplish a merger or similar transaction, even if such transaction is beneficial to the stockholders. The Board might use the additional shares to resist or frustrate, by issuing additional shares of common stock, a third-party takeover effort favored by a majority of the independent stockholders that would provide an above-market premium. The Reverse Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

The Board recommends a vote “FOR” this Proposal 3.

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation paid, distributed or accrued by us during for the years ended December 31, 2021 and 2020 by our principal executive officer.

2021 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Total ($)

Andrew Kucharchuk(1)	2021	186,000	186,000
Chief Executive Officer	2020	60,000	60,000

(1)	Mr. Kucharchuk has served as our Chief Executive Officer since July 7, 2020.

26

Named Executive Officers’ Employment Agreements

Andrew Kucharchuk. On July 7, 2021, Mr. Kucharchuk entered into an Employment Agreement, pursuant to which we agreed to pay to Mr. Kucharchuk, a base salary of $250,000 per year for his services as Chief Executive Officer. Under his Employment Agreement Mr. Kucharchuk is also eligible to receive an annual bonus during the term of the agreement with a target amount of up to 20% of his base salary, or up to $50,000, based on performance criteria mutually determined in good faith by the Board and Mr. Kucharchuk. The Employment Agreement is for an initial term of two years, subject to an automatic renewal for successive one-year terms unless prior notice of non-renewal is given by either party. Under his Employment Agreement, Mr. Kucharchuk is entitled to severance payments if his employment terminated under certain circumstances.

Termination Provisions

Pursuant to Mr. Kucharchuk’s Employment Agreement, in the event of termination by the Company without “cause,” or resignation for “good reason,” Mr. Kucharchuk is entitled to receive six months base salary and continued benefits for six months

Generally, “good reason” is defined as (i) a material diminution in Mr. Kucharchuk’s authority, duties or responsibilities due to no fault of his own, or any other action or inaction that constitutes a material breach by the Company under the Employment Agreement; or (ii) generally a relocation of the principal place of employment to a location outside of a 50-mile radius from Baton Rouge, Louisiana.

Under the terms of the Employment Agreements, Mr. Kucharchuk is subject to non-competition and non-solicitation covenants during the term of his employment and for one year following termination of employment with the Company. His Employment Agreement also contains customary confidentiality and non-disparagement covenants.

Outstanding Equity Awards at Fiscal Year End

The Company has not granted any equity awards to its named executive officer (as that term is defined under Item 402 of Regulation S-K).

27

DIRECTOR COMPENSATION

Director Compensation Program

Our director compensation program generally entails paying our non-employee directors cash fees for their services. With the exception of Mr. Subhan, who pursuant to an agreement with the Company is entitled to receive monthly payments of $4,167, or $50,000 per year for services rendered as a member of the Board and for scientific consulting,and Mr. Waerness, who is entitled to an annual cash payment of $30,000 (payable quarterly) for his services, our compensation program for directors for 2021 consisted of an annual cash payment of $24,000 per year, payable quarterly.

Director Compensation at Fiscal Year-End

The following table sets forth information concerning compensation for services rendered by our non-employee directors for the year ended December 31, 2021.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Charles Rice	24,000	24,000
Trond Waerness	16,000	16,000
Zahed Subhan(1)	8,334	8,334

Total	48,334	48,334

(1)	Mr. Zahed Subhan’s fees earned for 2021 were pursuant to an agreement dated November 1, 2021, between Mr. Subhan and the Company which provides for payment of $4,167 per month for services rendered as a member of our Board and for scientific consulting.

Equity Compensation Plan Information

The following table provides aggregate information as of the quarter ended March 31, 2022 with respect to all of the compensation plans under which our common stock is authorized for issuance, for our 2018 Long-Term Incentive Plan:

Name Of Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders			8,930,000
Equity compensation plans not approved by security holders(1)	380,000	0.98	-
Total	380,000	0.98	8,930,000

(1)	Consists of stock options grant to non-employees during the year ended 2018.

PROPOSAL 4. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

The Board recommends a vote “FOR” this Proposal 4.

OTHER MATTERS

Adhera has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters at the Annual Meeting. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

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Annex A

Form of Certificate of Amendment to Certificate of Incorporation

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF

ADHERA THERAPEUTICS, INC.

Adhera Therapeutics, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies as follows:

1. The name of the Company is Adhera Therapeutics, Inc.

2. Pursuant to Sections 242 and 228 of the Delaware General Corporation Law, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

3. Section 4 of the Certificate of Incorporation is hereby amended by adding the following:

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Company, each _____ shares of common stock issued and outstanding or held by the Company in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of common stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. All fractional shares resulting from the Reverse Stock Split shall be rounded up to the nearest whole share. Notwithstanding the foregoing, if any holder of at least 100 shares of common stock immediately prior to the Effective Time would otherwise become the holder of less than 100 shares of common stock as a result of the Reverse Stock Split, the shares of common stock so held by such holder will instead be combined and converted into 100 shares of common stock at the Effective Time as a result of the Reverse Stock Split.

4. This Certificate of Amendment to Certificate of Incorporation was duly adopted and approved by the stockholders of this Company on the ____ day of ______ in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Incorporation as of the _____ day of ______, 202__.

ADHERA THERAPEUTICS, INC.

By:
Andrew Kucharchuk
Chief Executive Officer

A-1

PROXY STATEMENT

ADHERA THERAPEUTICS, INC. 8000 Innovation Parkway Baton Rouge, LA 70820

VOTE BY INTERNET - www.proxyvote.com

Before The Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on 08/17/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting – Go to www.virtualshareholdermeeting.com/ATRX2022.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on 08/17/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADHERA THERAPEUTICS, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all listed nominees:
1.	Elect four members of our Board of Directors for a one-year term expiring at the next annual meeting of stockholders.		[ ]	[ ]	[ ]	____________________________

Nominees:

	01) Trond Waerness	04) Zahed Subhan
02) Andrew Kucharchuk
03) Charles Rice

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.		For	Against	Abstain

2.	Ratify the selection of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	[ ]	[ ]	[ ]

3.	Approve amendment(s) to our Certificate of Incorporation to effect one or more reverse stock splits of our issued and outstanding shares of common stock, par value $0.006 per share, at a ratio to be determined in the discretion of our Board of Directors within a range of one-for-two through one-for-200, provided that in no event shall such amendments collectively exceed a reverse stock split ratio of one-for-200.	[ ]	[ ]	[ ]

4.	Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.	[ ]	[ ]	[ ]

NOTE: Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Annual Report on Form 10-K, as amended, for the year ended December 31, 2021 are available at www.proxyvote.com.

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ADHERA THERAPEUTICS, INC.

Annual Meeting of Stockholders

August 18, 2022 10:00 a.m., Eastern Time

This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Andrew Kucharchuk, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ADHERA THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on August 18, 2022, virtually via live webcast at www.virtualshareholdermeeting.com/ATRX2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side